Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes
Income Taxes

Note 19—Income Taxes

        We are organized and conduct our operations to qualify as a REIT and to comply with the provisions of the Internal Revenue Code. A REIT is generally not subject to federal income tax on taxable income which it distributes to its stockholders, provided that it distributes at least 90% of its REIT—taxable income and meets certain other requirements. Certain REIT income may be subject to state and local income taxes. We did not have any REIT—federal taxable income, net of dividends paid and net operating loss deductions, for 2017, 2016 and 2015, and therefore, have not provided for REIT federal income tax expense. The REIT incurred state tax expenses for 2017 and 2016, in the amount of $1.0 million and $0.5 million, respectively. In 2015, the REIT did not incur any state tax expense. For the 2009 and 2010 tax years, the income and the tax on certain debt extinguishment transactions was, at our election, deferred to be recognized ratably over five years from 2014 to 2018.

        Certain of our assets and operations that would not otherwise comply with the REIT requirements, such as the Agency Business, are owned or conducted through our TRS Consolidated Group, the majority of the income of which is subject to U.S. federal, state and local income taxes. The TRS Consolidated Group has federal net operating losses from prior years, which will be used against the income from the Agency Business. For 2017 and 2016, we recorded a provision for income taxes related to the assets held in the TRS Consolidated Group and the REIT in the amount of $13.4 million and $0.8 million, respectively. In 2017 and 2016, a valuation allowance previously recorded at the TRS Consolidated Group was released in the amount of $3.5 million and $5.4 million, respectively. We did not record a provision for income taxes in 2015.

        The following table provides a summary of our pre-tax GAAP income (in thousands):

	Year Ended December 31,
	2017	2016	2015
Pre-tax GAAP income:
REIT	$66,988	$35,151	$44,449
TRS Consolidated Group	43,880	8,470	1,426

Total pre-tax GAAP income	$110,868	$43,621	$45,875

        Our provision for (benefit from) income taxes was comprised as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Current tax provision
Federal	$17,201	$768	$298
State	3,557	1,589	118

Total	20,758	2,357	416

Deferred tax (benefit) provision
Federal	$(2,928)	$1,449	$(2,957)
State	(929)	2,380	(1,239)
Valuation allowance	(3,542)	(5,361)	3,780

Total	(7,399)	(1,532)	(416)

Total income tax expense	$13,359	$825	$—

        A reconciliation of our effective income tax rate as a percentage of pre-tax income to the U.S. federal statutory rate is as follows:

	Year Ended December 31,
	2017	2016	2015
U.S. federal statutory rate	35.0%	35.0%	35.0%
REIT non-taxable income	(21.2)	(28.2)	(38.7)
State and local income taxes, net of
federal tax benefit	1.6	6.9	(2.7)
Change in valuation allowance	(1.3)	(12.3)	6.4
Tax rate change	(4.8)	—	—
Other	2.7	0.5	—

Effective income tax rate	12.0%	1.9%	—%

        The significant components of our deferred tax assets and liabilities of our TRS Consolidated Group were as follows (in thousands):

	December 31,
	2017	2016
Deferred tax assets:
Expenses not currently deductible	$9,750	$2,428
Loan loss reserves	10,036	27,486
Net operating and capital loss carryforwards	137	219
Valuation allowance	(3,418)	(6,960)

Deferred tax assets, net	$16,505	$23,173

Deferred tax liabilities:
Interest in equity affiliates—net	$2,841	$7,179
Intangibles	15,673	24,860
Mortgage servicing rights	7,493	3,550
Other	1,252	858

Deferred tax liabilities, net	$27,259	$36,447

        Our 2017 results of operations included the impact of the Tax Reform, which was signed into law on December 22, 2017. Among numerous provisions included in the new tax law was the reduction of the corporate federal income tax rate from 35% to 21%. The provision for income taxes for 2017 included the newly enacted corporate federal income tax rate of 21%, which resulted in a deferred income tax benefit of approximately $5.3 million primarily from applying the new lower income tax rates to our net long term deferred tax assets and liabilities recorded on our consolidated balance sheets. The final impact of the Tax Reform may differ due to, and among other things, changes in interpretations, assumptions made by us, the issuance of additional guidance and actions we may take as a result of the Tax Reform.

        At December 31, 2017, our TRS Consolidated Group had $16.5 million of deferred tax assets, net of a $3.4 million valuation allowance. The deferred tax assets consisted primarily of expenses not currently deductible and loan loss reserves. Our TRS Consolidated Group's deferred tax assets were offset by $27.3 million in deferred tax liabilities, which consisted primarily of timing differences from investments in equity affiliates, intangibles and mortgage servicing rights.

        At December 31, 2016, our TRS Consolidated Group had $23.2 million of deferred tax assets, net of a $7.0 million valuation allowance. The deferred tax assets consisted primarily of expenses not currently deductible and loan loss reserves. Our TRS Consolidated Group's deferred tax assets were offset by $36.4 million in deferred tax liabilities, which consisted primarily of timing differences from investments in equity affiliates, intangibles and mortgage servicing rights.

        As of December 31, 2017 and 2016, the REIT (excluding the TRS Consolidated Group) had $3.3 million and $79.7 million, respectively, of federal net operating loss carryforwards and no capital loss carryforwards. A substantial portion of the net operating losses will expire between 2030 and 2033.

        The TRS Consolidated Group had federal and state net operating loss carryforwards of $0.5 million at both December 31, 2017 and 2016, which expire through 2031. In 2016, the TRS Consolidated Group utilized net operating losses of $11.3 million.

        We have assessed our tax positions for all open years, which includes 2014-2017, and have concluded that there were no material uncertainties to be recognized. We have not recognized any interest and penalties related to tax uncertainties for the years ended 2014 through 2017.